UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 7, 2020

Federal Realty Investment Trust

(Exact name of registrant as specified in its charter)

Maryland	1-07533	52-0782497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1626 East Jefferson Street, Rockville, Maryland	20852-4041
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: 301/998-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Common Shares of Beneficial Interest $.01 par value per share, with associated Common Share Purchase Rights	FRT	New York Stock Exchange
Depositary Shares, each representing 1/1000 of a share of 5.00% Series C Cumulative Redeemable Preferred Stock, $.01 par value per share	FRT-C	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

☐  Emerging growth company

If an emerging growth company, indicate by checkmark if the registrant has elected not use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events

On May 7, 2020, Federal Realty Investment Trust (the “Registrant”) entered into an underwriting agreement with Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Jefferies LLC, U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named in Schedule I to the related pricing agreement, whereby the Registrant agreed to issue and sell (i) $300,000,000 aggregate principal amount of 3.95% Notes due 2024 (the “2024 Notes”) and (ii) $400,000,000 aggregate principal amount of 3.50% Notes due 2030 (the “2030 Notes” and, together with the 2024 Notes, collectively the “Notes”) in an underwritten public offering. The 2024 Notes are of the same series as the 3.95% Notes due 2024 that the Registrant first issued on December 9, 2013. The offering of the Notes closed on May 11, 2020.

The Notes are to be governed by the Indenture, dated as of September 1, 1998, between the Registrant and U.S. Bank National Association (successor trustee to Wachovia Bank, National Association (successor trustee to First Union National Bank)).

The Notes are senior unsecured obligations of the Registrant and rank equally with all of the Registrant’s other senior unsecured indebtedness. The 2024 Notes bear interest at 3.95% per annum, and interest is payable on January 15 and July 15 of each year, with the next interest payment date being July 15, 2020. The 2024 Notes will mature on January 15, 2024. The 2030 Notes bear interest at 3.50% per annum, and interest is payable on June 1 and December 1 of each year, beginning on December 1, 2020. The 2030 Notes will mature on June 1, 2030.

Item 9.01	Financial Statements and Exhibits

(d)     Exhibits

The following Exhibits are included in the Form 8-K:

1.1

Underwriting Agreement, dated May 7, 2020, by and among the Registrant and Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Jefferies LLC, U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named in Schedule I to the related pricing agreement

1.2

Pricing Agreement, dated May 7, 2020, by and among the Registrant and Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Jefferies LLC, U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC, as representatives of the underwriters named therein

4.1	Form of 3.95% Note due 2024

4.2	Form of 3.50% Note due 2030

104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL REALTY INVESTMENT TRUST

Date: May 12, 2020	/s/ Dawn M. Becker
Dawn M. Becker
Executive Vice President-General Counsel and Secretary

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